Filed Pursuant to Rule 497(e)

Registration Statement No.: 33-29180

No.: 811-05823

Supplement dated April 25, 2008

to the

Domini Social Bond Fund® Prospectus

dated November 30, 2007

Effective April 25, 2008, Seix Advisors LLC (“Seix”), became the submanager of the Domini Social Bond Fund. Seix, recently formed in connection with a corporate re-organization, is a wholly-owned subsidiary of RidgeWorth Capital Management Inc. (“RidgeWorth”) (formerly known as Trusco Capital Management Inc.). The division of RidgeWorth which previously provided submanagement services to the Fund was spun-off into Seix. The information regarding the investment submanager for the Domini Social Bond Fund on page 45 of the prospectus is deleted and replaced with the following:

Seix Advisors LLC (“Seix”), a wholly-owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth”) (formerly named Trusco Capital Management, Inc.), provides investment submanagement services to the Domini Social Bond Fund pursuant to a Submanagement Agreement with Domini.  Seix is located at 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458. RidgeWorth is a wholly-owned subsidiary of SunTrust Banks, Inc. As of March 31, 2008, RidgeWorth had approximately $73.9 billion in assets under management, including approximately $20.2 billion in assets for which Seix acts as a manager. Seix and its affiliated companies managed over $6.2 billion in socially responsible assets as of March 31, 2008.

James Keegan is the portfolio manager of the Fund effective April 14, 2008. The information regarding the previous portfolio manager of the Fund  on page 46 of the prospectus is deleted and replaced with the following:

James Keegan, has served as the portfolio manager primarily responsible for the day-to-day management of the Domini Social Bond Fund since April 2008. Mr. Keegan joined Seix as the Chief Investment Officer and head of the high grade division in March 2008. Mr. Keegan has more than 25 years of investment experience. Prior to joining Seix, Mr. Keegan was a senior vice president at American Century Investments (2006-2008), private investor (2004 to 2006), and chief investment officer for Westmoreland Capital Management, LLC (2002-2003). The Statement of Additional Information contains additional information about Mr. Keegan’s compensation, other accounts managed by him, and his ownership of the securities of the Fund.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

Filed Pursuant to Rule 497(e)

Registration Statement No.: 33-29180

No.: 811-05823

Supplements dated April 25, 2008

to the

Domini Social Bond Fund® Statement of Additional Information

dated November 30, 2007

The following should replace the information relating to accounts managed by the Domini Social Bond Fund’s portfolio manager and the portfolio manager’s investment in the Domini Social Bond Fund on page 57 of the Statement of Additional Information.

In addition to his responsibilities regarding the Domini Social Bond Fund, as of April 15, 2008, Mr. Keegan has day-to-day management responsibilities for the assets of: (i) 7 other registered investment companies with approximately $2.6 billion in assets under management, (ii) 10 other pooled investment vehicles with approximately $739.6 million in assets under management, and (iii) 165 other accounts with a total of approximately $7.8 billion in assets under management. Two of these funds or accounts (with $335.7 million in aggregate assets) pay performance-based fees to Seix.

As of April 15, 2008, Mr. Keegan did not own any equity securities of the Domini Social Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.